UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)
                                  July 25, 2006

                              QUALITY SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

         CALIFORNIA                  0-13801                   95-2888568
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)           Identification Number)

                           18191 Von Karman, Suite 450
                            Irvine, California 92612
                    (Address of Principal Executive Offices)

                                 (949) 255-2600
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      On July 25, 2006, the Board of Directors of Quality Systems, Inc.(referred herein to as the "Company," "Registrant" or "QSI"), approved revisions to the Company's compensation program for its four Named Executive Officers. The compensation levels for the Named Executive Officers are as follows:

            1. Base salaries, and their respective effective dates are as follows: Louis Silverman (President and Chief Executive Officer) $400,000; Patrick Cline (President, NextGen Healthcare Information Systems Division), $450,000, effective November 1, 2006; Gregory Flynn (Executive Vice President, General Manager of QSI Division) $230,000, effective November 1, 2006; Paul Holt (Chief Financial Officer and Secretary), $230,000, effective July 23, 2006.

            2. Bonus criteria for the Named Executive Officers are as follows:

      (i) for the Company's President and Chief Executive Officer, a bonus of up to $450,000 may be earned based on meeting certain target increases in EPS performance and revenue growth during the fiscal year as well as meeting certain operational requirements established by the Board of Directors;

      (ii) for the President of the Company's NextGen Healthcare Information Systems Division, a bonus of up to $500,000 may be earned based on meeting certain target increases in EPS performance and revenue growth during the fiscal year as well as meeting certain operational requirements established by the Board of Directors;

      (iii) for the Executive Vice President/General Manager of the Company's QSI Division, a bonus of up to $70,000 may be earned based upon the achievement of certain qualitative and quantitative goals related to both QSI division performance and other corporate objectives as approved by the Compensation Committee of the Board of Directors and the Board of Directors; and

      (iv) for the Company's Chief Financial Officer and Secretary, a bonus of up to $70,000 may be earned based upon the achievement of certain qualitative goals as approved by the Compensation Committee and the Board of Directors.

            3. For the fiscal year ending March 31, 2007, the Named Executive Officers are eligible to receive an aggregate of up to 70,000 options to purchase the Company's common stock based on meeting certain target increases in EPS performance and revenue growth during the fiscal year as follows: Louis Silverman (Chief Executive Officer): 20,000 options; Patrick Cline (President, NextGen Healthcare Information Systems Division), 40,000 options; Gregory Flynn (Executive Vice President, General Manager of QSI Division) 5,000 options; Paul Holt (Chief Financial Officer and Secretary), 5,000 options. The options shall be issued pursuant to one of the Company's shareholder approved option plans, have an exercise price equal to the closing price of


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

      the Company's shares on the Nasdaq Global Select Market (or such other market upon which such shares then trade) as of the date of grant, a term of five years, vest in four equal, annual installments commencing one year following the date of grant and be granted pursuant to the Company's standard stock option agreement.

            4. A special one-time cash bonus payment to Paul Holt, Chief Financial Officer, in the amount of $15,000 was approved based on extraordinary service in connection with his duties during the fiscal year ended March 31, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2006

                                          QUALITY SYSTEMS, INC.


                                          By: /s/ Paul Holt
                                              -----------------------
                                              Paul Holt
                                              Chief Financial Officer


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